UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 24, 2014
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Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200
State or Other Jurisdiction of Incorporation: Idaho

Former name, former address and former fiscal year, if changed since last report: None.
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

To enhance the abilities of Idaho Power Company ("Idaho Power") and PacifiCorp to serve their respective customers, on October 24, 2014, Idaho Power and PacifiCorp executed a Joint Ownership and Operating Agreement ("Joint Operating Agreement") applicable to certain transmission-related equipment proposed to be exchanged by Idaho Power and PacifiCorp. The proposed exchange would be made pursuant to the terms of a Joint Purchase and Sale Agreement ("Joint Purchase Agreement"), also dated October 24, 2014, between Idaho Power and PacifiCorp, under which Idaho Power has agreed to transfer to PacifiCorp full or undivided joint ownership interests in specified transmission-related equipment with an estimated year-end 2014 net book value of approximately $43 million, and PacifiCorp has agreed to transfer to Idaho Power full or undivided joint ownership interests in specified transmission-related equipment with an estimated year-end 2014 net book value of approximately $43 million. The net book values are subject to a true-up adjustment following the closing date for certain upgrades placed into service and certain equipment removed from service. The Joint Purchase Agreement also provides for the termination and amendment of a number of legacy long-term transmission service agreements between Idaho Power and PacifiCorp.

The Joint Operating Agreement is intended to provide Idaho Power and PacifiCorp with access to transmission facilities that aligns more closely with current industry standards and allows the parties to more efficiently satisfy regulatory and reliability requirements. The Joint Operating Agreement allocates the directional transmission capacity of the exchanged transmission-related assets between the companies, which will be managed pursuant to each company's open access transmission tariff. The Joint Operating Agreement also provides for the operation, upgrade, repair, rebuilding, and decommissioning of the exchanged assets and certain other equipment each company owns.

The parties have agreed to customary representations, warranties, and covenants in the Joint Operating Agreement.  The parties have also agreed, subject to certain limitations, to indemnify one another for damages, including governmental fines, resulting from their respective actions arising from the Joint Operating Agreement and the performance of their obligations under the Joint Operating Agreement.  The Joint Operating Agreement terminates in the event the transmission facilities are destroyed and the parties determine not to repair or rebuild the facilities or if the transmission facilities are retired and decommissioned (as to those specific facilities only), by mutual agreement of the parties, or upon the occurrence of certain uncured events of default described in the Joint Operating Agreement.

Closing of the proposed transaction, effectiveness of the Joint Operating Agreement, and termination and amendment of the legacy long-term transmission service agreements is subject to a number of conditions, including approval by the public utility commissions of California, Idaho, Oregon, Utah (notice requirement), Washington, and Wyoming, and the Federal Energy Regulatory Commission.

A copy of the Joint Operating Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01. The description above is a summary of the Joint Operating Agreement, does not provide a complete description of the Joint Operating Agreement, and is qualified in its entirety by the complete text of the Joint Operating Agreement itself.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being filed as part of this report:

Exhibit No.	Description

10.1	Joint Ownership and Operating Agreement, dated October 24, 2014, between Idaho Power Company and PacifiCorp
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Cautionary Note Regarding Forward-Looking Statements

In addition to the historical information contained in this report, this report contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements that relate to future events and expectations. Such statements constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "may result," "may continue," or similar expressions, are not statements of historical facts and may be forward-looking. For instance, statements relating to the terms and closing of the proposed transmission facility exchange between Idaho Power Company and PacifiCorp and the proposed operation of joint facilities in the future constitute forward-looking statements. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include those factors set forth in this report, IDACORP's and Idaho Power's Annual Report on Form 10-K for the year ended December 31, 2013, particularly Part I, Item 1A - “Risk Factors” and Part II, Item 7 - “Management’s Discussion and Analysis of Financial Condition and Results of Operations" of that report, subsequent reports filed by IDACORP and Idaho Power with the Securities and Exchange Commission, and the following important factors: (a) the ability of the parties to timely and successfully receive the required approvals for the proposed transmission asset transfers from state public utilities commissions and the Federal Energy Regulatory Commission; (b) the possibility that anticipated benefits from the proposed transmission asset transfers cannot be fully realized or may take longer to realize than expected; (c) the possibility that the proposed transmission asset transfers will create unforeseen operational difficulties; (d) changes in transmission market conditions, transmission regulations, or system loads and the potential for such changes to eliminate the ability of the parties to perform their obligations under the proposed transmission asset transfers or decrease the benefit of the proposed transmission asset transfers to the parties; (e) the risk that the closing of the proposed transmission asset transfers is substantially delayed or does not occur; (f) potential loss or destruction of transmission assets proposed to be transferred in the proposed transmission asset transfers; and (g) changes in and compliance with state and federal laws, policies, and regulations, including new interpretations and enforcement initiatives by federal and state regulatory authorities. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. IDACORP, Inc. and Idaho Power Company disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated:  October 24, 2014
IDACORP, INC.
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Executive Officer

IDAHO POWER COMPANY
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Executive Officer

EXHBIT INDEX

Exhibit No.	Description

10.1	Joint Ownership and Operating Agreement, dated October 24, 2014, between Idaho Power Company and PacifiCorp